SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934 (Amendment No.          )

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Preliminary Proxy Statement

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Confidential, For Use of the

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Definitive Proxy Statement

Commission Only (as

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Definitive Additional Materials

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Soliciting Material Under Rule 14a-12

PACIFIC GOLD CORP.

(Name of Registrant as Specified in Its Charter)

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(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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PACIFIC GOLD CORP.

157 Adelaide Street West, Suite 600

Toronto, Ontario M5H 4E7

(416) 214-1483

Notice of Annual Meeting of Shareholders

to be held on June 20, 2007

To the Shareholders of Pacific Gold Corp:

You are cordially invited to attend the annual meeting of shareholders of Pacific Gold Corp. to be held at Caesar’s Palace Hotel and Casino, 3570 Las Vegas Boulevard South, Las Vegas, Nevada, on Wednesday, June 20, 2007, at 10:00 a.m., to consider and act upon the following matters:

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To elect two directors to serve for the ensuing one-year period or until their successors are elected and qualified;

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To approve an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 500,000,000;

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To approve the 2007 Equity Performance Plan; and

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To transact such other business as may properly come before the meeting and any and all postponements or adjournments thereof.

Only shareholders of record at the close of business on April 27, 2007 will be entitled to notice of, and to vote at, the meeting and any postponements or adjournments thereof.

You are urged to read the attached proxy statement, which contains information relevant to the actions to be taken at the meeting.  Whether or not you expect to attend the meeting, you are earnestly requested to date, sign and return the accompanying form of proxy in the enclosed addressed, postage-prepaid envelope.  Returning a proxy will not affect your right to vote in person if you attend the meeting.  You may revoke your proxy if you so desire at any time before it is voted. We would greatly appreciate the prompt return of your proxy as this will assist us in preparing for the meeting.

By Order of the Board of Directors

Robert Landau, Chairman of the Board

Toronto, Ontario

May 2, 2007

PACIFIC GOLD CORP.

Proxy Statement

Annual Meeting of Shareholders

to be held on June 20, 2007

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This proxy statement and the accompanying form of proxy is furnished to shareholders of Pacific Gold Corp. in connection with the solicitation of proxies by our board of directors for use in voting at our annual meeting of shareholders to be held at Caesar’s Palace Hotel & Casino, 3570 Las Vegas Boulevard South, Las Vegas, Nevada on Wednesday, June 20, 2007, at 10:00 a.m., and at any and all postponements or adjournments.

This proxy statement, the accompanying notice of meeting of shareholders, the proxy and the annual report to shareholders on Form 10-KSB for the year ended December 31, 2006 are being mailed on or about May 2, 2007 to shareholders of record on April 27, 2007.  We are bearing all costs of this solicitation.

What matters am I voting on?

You are being asked to vote on the following matters:

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to elect two directors to serve for the ensuing one-year period or until their successors are elected and qualified;

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to approve an amendment to the Articles of Incorporation to increase the number of authorized shares of common stock from 200,000,000 to 500,000,000;

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to approve the 2007 Equity Performance Plan which will permit the board of directors to issue up to 20,000,000 shares in connection with stock option and other awards; and

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any other business that may properly come before the meeting and any and all postponements or adjournments.

Who is entitled to vote?

Holders of our common stock as of the close of business on April 27, 2007, the record date, are entitled to vote at the meeting.  As of that date, we had issued and outstanding 59,647,970 shares of common stock, our only class of voting securities outstanding.  Each holder of our common stock is entitled to one vote for each share held on the record date.

What is the effect of giving a proxy?

Proxies in the form enclosed are solicited by and on behalf of our board.  The persons named in the proxy have been designated as proxies by our board.  If you sign and return the proxy in accordance with the procedures set forth in this proxy statement, the persons designated as proxies by the board will vote your shares at the meeting as specified in your proxy.

If you sign and return your proxy in accordance with the procedures set forth in this proxy statement but you do not provide any instructions as to how your shares should be voted, your shares will be voted as follows:

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“FOR” the election of the two director nominees listed below under Proposal 1;

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“FOR” the amendment to the Articles of Incorporation to increase the number of shares of authorized common stock to 500,000,000; and

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“FOR” the approval of the 2007 Equity Performance Plan.

If you give your proxy, your shares also will be voted in the discretion of the proxies named on the proxy card with respect to any other matters properly brought before the meeting and any postponements or adjournments.  If any other matters are properly brought before the meeting, the persons named in the proxy will vote the proxy in accordance with his best judgment.

May I change my vote after I return my proxy card?

You may revoke your proxy at any time before it is exercised by:

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delivering written notification of your revocation to our secretary;

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voting in person at the meeting; or

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delivering another proxy bearing a later date.

Please note that your attendance at the meeting will not alone serve to revoke your proxy.

What is a quorum?

A quorum is the minimum number of shares required to be present at the meeting for the meeting to be properly held under our bylaws and Nevada law.  The presence, in person or by proxy, of a majority of the votes entitled to be cast at the meeting will constitute a quorum at the meeting.  A proxy submitted by a shareholder may indicate that all or a portion of the shares represented by the proxy are not being voted (“shareholder withholding”) with respect to a particular matter.  Similarly, a broker may not be permitted to vote stock (“broker non-vote”) held in street name on a particular matter in the absence of instructions from the beneficial owner of the stock.  The shares subject to a proxy which are not being voted on a particular matter because of either shareholder withholding or broker non-vote will not be considered shares present and entitled to vote on that matter.  These shares, however, may be considered present and entitled to vote on other matters and will count for purposes of determining the presence of a quorum if the shares are being voted with respect to any matter at the meeting.  If the proxy indicates that the shares are not being voted on any matter at the meeting, the shares will not be counted for purposes of determining the presence of a quorum.  Abstentions are voted neither “for” nor “against” a matter, but are counted in the determination of a quorum.

How many votes are needed for the election of directors?

The election of directors requires a plurality vote of the votes cast at the meeting.  “Plurality” means that the individuals who receive the largest number of votes cast “FOR” are elected as directors.  Consequently, any shares not voted “FOR” a particular nominee, whether as a result of a direction of the shareholder to withhold authority, abstentions or a broker non-vote, will not be counted in the nominee’s favor.  There is no cumulative voting for directors of our company.

How many votes are needed for approval of the amendment to the Articles of Incorporation?

The amendment to the Articles of Incorporation must be approved by a majority of the outstanding shares of common stock.  In determining if this proposal has received the requisite number of affirmative votes, abstentions will have be counted and will have the same effect as votes against the proposal and broker non-votes will have the same effect as votes against the proposal.

How many votes are needed for approval of the 2007 Equity Performance Plan?

The 2007 Equity Performance Plan requires the approval of the majority of the shares present and entitled to vote at the meeting.  In determining if this proposal has received the requisite number of affirmative votes, abstentions will be counted and will have the same effect as votes against the proposal and broker non-votes will have no effect on the votes for the proposal.

How do I vote?

You may vote your shares in one of three ways: by mail, facsimile or in person at the meeting.  The prompt return of the completed proxy card vote will assist us in preparing for the meeting.  Date, sign and return the accompanying proxy in the postage-prepaid envelope enclosed for that purpose.  You can specify your choices by marking the appropriate boxes on the proxy card.  If you attend the meeting, you may deliver your completed proxy card in person or fill out and return a ballot that will be supplied to you. If you held your shares in “street name,” you should contact either your broker or the company as to the requirements that will enable you to vote your shares at the meeting.  If you wish to fax your proxy, please copy both the front and back of the signed proxy and fax same to Olde Monmouth Stock Transfer Company at (732) 872-2728; telephone: (732) 872-2727.

How does the majority stockholder plan to vote?

The majority stockholder, ZDG Holdings Inc., holds approximately 29.8% of the issued and outstanding shares of common stock.  Mr. Landau, the person with voting control over these shares, and an officer and director of the company, has indicated his intention to vote all of these and any other shares over which he has voting authority in favor of the nominees for director, Mr. Geisler and himself, and to approve the amendment to the Articles of Incorporation and the 2007 Equity Performance Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The table and accompanying footnotes set forth certain information as of April 27, 2007 with respect to the ownership of our common shares by:

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each person or group who beneficially owns more than 5% of our common shares;

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each of our directors;

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our chief executive officer and our other executive officers whose total compensation exceeded $100,000 during the year ended December 31, 2006; and

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all of our directors and executive officers as a group.

A person is deemed to be the beneficial owner of securities that can be acquired by the person within 60 days from the record date upon the exercise of warrants or options or conversions of convertible securities.  Accordingly, common shares issuable upon exercise of options and warrants that are currently exercisable or exercisable within 60 days of April 27, 2007 have been included in the table with respect to the beneficial ownership of the person owning the options or warrants, but not with respect to any other persons.

Name of Beneficial Owner	Shares Beneficially Owned(1)	Percent of Class(2)
Robert Landau(3)	18,090,057	30.2%
Mitchell Geisler(4)	2,493,597	4.2%
ZDG Holdings Inc. (5)	16,600,000	29.8%
Jackie Glazer(6)	283,633	0.5%

All directors and executive officers as a group (three persons) (7)	20,867,287	34.6%

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*

The address of each of the persons is c/o the company at 157 Adelaide Street, West – Suite 600, Toronto, Ontario, Canada M5H 4E7.

(1)

Unless otherwise noted, we believe that all persons named in the table have sole voting and investment power with respect to all common shares beneficially owned by them, subject to community property laws, where applicable.

(2)

There are 59,647,970 shares of common stock currently issued and outstanding.  Each person beneficially owns a percentage of our outstanding common shares which such person has the right to vote or dispose and can acquire within 60 days of April 27, 2007 upon the exercise or conversion of options, warrants or convertible securities.

(3)

Includes 1,485,057 shares held of record by Mr. Landau.  Includes 225,000 shares subject to currently vested options held by Mr. Landau and does not include 75,000 shares subject to options that vest in the future.  Includes 16,600,000 shares of common stock held by ZDG Holdings Inc. and 5,000 shares of common stock held by ZDG Investments over which Mr. Landau has voting and dispositive control, although he disclaims pecuniary interest in a portion of the shares held by those entities.  Mr. Robert Landau’s address is c/o Pacific Gold Corp., 157 Adelaide Street West, Suite 600, Toronto, Ontario, Canada M5H 4E7.

(4)

Includes 187,500 shares subject to currently vested options and does not include 62,500 shares subject to options that vest in the future.  The business address of Mr. Geisler is c/o Pacific Gold Corp., 157 Adelaide Street West, Suite 600, Toronto, Ontario, Canada M5H 4E7.

(5)

The business address of ZDG Holdings Inc. is 477 Richmond Street West, #301, Toronto, Ontario, M5V 3E7.  Mr. Robert Landau, the chief executive officer of the company is also the president of ZDG Holdings Inc. and has voting and dispositive control over their shares of common stock.

(6)

Includes 187,500 shares subject to currently vested options and does not include 62,500 shares subject to options that vest in the future.  Includes 2,800 shares owned by her husband.

(7)

See Notes 3, 4 and 6, above.

PROPOSAL 1:

ELECTION OF DIRECTORS

Our by-laws currently provide for two directors, each of whom will serve a term of one year.  At this annual meeting you are being requested to vote on two directors to serve a term expiring at the next annual meeting or until their successors are elected and qualified.

Unless authority is withheld, the proxies solicited by our board of directors will be voted “FOR” the election of Mr. Geisler and Mr. Landau.  Our management has no reason to believe that Mr. Geisler and Mr. Landau will not be a candidate or will be unable to serve.  However, if either should become unable or unwilling to serve as a director, your proxies will be voted for the election of another person as shall be designated by the board of directors.

Information About Directors, Nominees and Executive Officers

Our directors and executive officers are as follows:

Name	Age	Position
Robert Landau	35	Chief Executive Officer and Chairman of the Board
Mitchell Geisler	36	Chief Operating Officer, Treasurer, Secretary and Director
Jacquelyn Glazer	33	Chief Financial Officer

Mr. Robert Landau has been the chief executive officer of the company since April 2005.  He has been the president and director of ZDG Investments Limited since May 1999.  Mr. Landau’s experience includes the founding and financing of development stage businesses.  Previously, he was an Actuarial Consultant with a large multi-national consulting firm.  He has a Bachelor of Commerce – Actuarial Science and Finance degree from the University of Toronto in Toronto, Ontario, Canada.

Mr. Mitchell Geisler was the president and chairman of the board from January 2001 to April 2005, at which time he became the chief operating officer upon the appointment of Mr. Landau as chief executive officer.  Mr. Geisler has been the treasurer and secretary of the company since October 2002.  Mr. Geisler has been involved in the mining business for over six years.  From 1998 to 2001, Mr. Geisler was president and operator of the Toronto-based 52 Restaurants Inc.  Mr. Geisler is a graduate of Toronto’s York University in Toronto, and also studied at the University of Tel Aviv.  Mr. Geisler, until June 2003, was a director and president and treasurer of GL Energy and Exploration, Inc., a development stage Company engaged in the mineral exploration business.

Ms. Jacquelyn Glazer was appointed the Chief Financial Officer of the Company in May 2005.  She is a member of the Chartered Accountants of Ontario and British Columbia and has previously held positions with consulting firms in the business risk, internal audit and corporate restructuring sectors.  From September 2004 to May 2005, Ms. Glazer was with Protiviti Inc. as a Manager of Business Risk and Internal Audit.  From January 2001 to September 2004, Ms. Glazer was an Associate in the Insolvency and Business Restructuring group of RSM Richter Inc.

Independence of Directors

Our common stock is traded on the over-the-counter bulletin board.  Therefore, the company is not required to have independent members of the board of directors.  Mr. Landau and Mr. Geisler are not independent directors, as they are employees of the company.

Audit Committee and Financial Expert

We are not required to have and we do not have an Audit Committee. The company's directors perform some of the same functions of an Audit Committee, such as: recommending a firm of independent certified public accountants to audit the financial statements; reviewing the auditors' independence, the financial statements and their audit report; and reviewing management's administration of the system of internal accounting controls. We do not currently have a written audit committee charter or similar document.

We have no audit committee financial expert. Our directors have accounting backgrounds and financial statement preparation and interpretation ability obtained over the years from their respective past business experiences.  We believe the cost related to retaining a financial expert at this time is prohibitive. Further, because of nature of our current limited operations, we believe the services of a financial expert are not warranted.

Other Board Committees

Our board does not have and is not required to have either a compensation committee or a nominating and corporate governance committee.  Because the board of directors, to the extent such functions are required, will perform the actions that typically might be undertaken by such committees.

Code of Ethics

A code of ethics relates to written standards that are reasonably designed to deter wrongdoing and to promote:

1)

Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships.

2)

Full, fair, accurate, timely and understandable disclosure in reports and documents that are filed with, or submitted to the Securities and Exchange Commission and in other public communications made by the company.

3)

Compliance with applicable government laws, rules and regulations.

4)

The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

5)

Accountability for adherence to the code.

We have not adopted a formal code of ethics statement. The board of directors evaluated the business of the company and the number of employees and determined that since the business is operated by a small number of persons two of whom are officer and directors and the other persons are employed by the company as independent contractors, general rules of fiduciary duty and federal and state criminal, business conduct and securities laws are adequate ethical guidelines.

Shareholder – Director Communication

We have neither a nominating committee for persons to be proposed as directors for election to the board of directors nor a formal method of communicating nominees from shareholders. We do not have any restrictions on shareholder nominations under our articles of incorporation or by-laws. The only restrictions are those applicable generally under Nevada Corporate Law and the federal proxy rules. Currently the board of directors decides on nominees, on the recommendation of one or more members of the board. None of the members of the board of directors are "independent." The board of directors will consider suggestions from individual shareholders, subject to evaluation of the person's merits. Stockholders may communicate nominee suggestions directly to any of the board members, accompanied by biographical details and a statement of support for the nominees. The suggested nominee must also provide a statement of consent to being considered for nomination. Although there are no formal criteria for nominees, the board of directors believes that persons should be actively engaged in business endeavors, have a financial background, and be familiar with acquisition strategies and money management.

Because the senior management persons and the directors of the company are the same persons, the board of directors has determined not to adopt a formal methodology for communications from shareholders on the belief that any communication would be brought to the boards' attention by virtue of the co-extensive employment.

Board of Directors Meetings

Our board of directors held meetings or acted by unanimous consent 23 times in 2006.  We expect our directors to attend all board and committee meetings, if any, and to spend the time needed and meet as frequently as necessary to properly discharge their responsibilities. The board of directors does not have a formal policy of attendance of directors at the annual meeting. It does encourage such attendance. The company had an annual meeting in May 2006, and all the members of the board attended.

Independent Auditor’s Fees

	2005	2006
Audit Fees(1)	$22,401	$42,583
Audit-Related Fees	2,469	1,394
Tax Fees	-0-	2,190
All Other Fees	-0-	-0-
Total	$24,870	$46,167

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(1)

Represents the aggregate fees billed for professional services rendered by our principal accountants, for the audit of our annual financial statements for the years ended December 31, 2005, and December 31, 2006 and review of financial statements included in our quarterly reports on Form 10-QSB or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those periods.  There were no additional fees billed by our principal accountant during the years ended December 31, 2005 and 2006.  The amounts set forth above were paid to Mantyla, McReynolds LLC the independent auditors for fiscal years 2005 and 2006.

Pre-Approval Policies and Procedures

In accordance with Section 10A(i) of the Securities Exchange Act of 1934, before we engage our independent accountant to render audit or non-audit services, the engagement will be approved by our board of directors, or if there is one, the audit committee.  Our board of directors approved all of the fees referred to in “Independent Auditor’s Fees” above for 2005 and 2006.

Board of Directors Compensation

Persons who are directors and employees will not be additionally compensated for their services as a director.  There is no plan in place for compensation of persons who are directors who are not employees, but it is expected that in the future we will create a remuneration and expense reimbursement plan. It is anticipated that such a plan would be primarily based on stock options.

EXECUTIVE COMPENSATION

The following table reflects compensation paid to our officers and directors for the fiscal years ended December 31, 2004, 2005 and 2006.

				STOCK
		SALARY		AWARDS	OPTION	TOTAL
NAME AND		(1)	BONUS	(2)	AWARDS	COMPENSATION
PRINCIPAL POSITION	YEAR	($)	($)	($)	($)	($)

Rob Landau	2006	$13,531	$0	$349,000	$21,300	$383,831
CEO, President & Director	2005	$5,740	$0	$196,000	$18,755	$220,495

Mitchell Geisler	2006	$63,586	$9,999	$277,900	$17,750	$369,235
COO & Director	2005	$45,011	$5,000	$117,000	$15,629	$182,640
	2004	$36,000	$0	$0	$0	$36,000

Jacquelyn Glazer, CFO	2006	$68,269	$0	$25,000	$17,750	$110,019
	2005	$41,379	$0	$25,000	$15,629	$82,008

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(1)

Amounts noted are actual amounts paid in 2006.  Annual compensation, per employment agreements, is as follows:

	2006	2005
Robert Landau	$12,000	$96,000
Mitchell Geisler	$66,000	$72,000
Jacquelyn Glazer	$79,000	$76,000

(2)

Amounts noted are total share amounts issued in 2005 and 2006, including salary and bonus paid in shares. Annual bonus compensation paid in shares for 2005 and 2006, was as follows:

	2006	2005
Robert Landau	$252,000	$150,000
Mitchell Geisler	$252,000	$105,000
Jacquelyn Glazer	$25,000	$25,000

Grants of Plan Based Awards
Name	Grant Date	Number of Securities Underlying Options Granted (Exercisable)	Exercise Price ($/sh)	Option Expiration Date
Robert Landau, CEO	12/31/2005	75,000	$0.30	12/31/2010
Robert Landau, CEO	6/30/2006	75,000	$0.30	6/30/2011
Robert Landau, CEO	12/31/2006	75,000	$0.30	12/31/2011
Mitchell Geisler, COO	12/31/2005	62,500	$0.30	12/31/2010
Mitchell Geisler, COO	6/30/2006	62,500	$0.30	6/30/2011
Mitchell Geisler, COO	12/31/2006	62,500	$0.30	12/31/2011
Jacquelyn Glazer, CFO	12/31/2005	62,500	$0.30	12/31/2010
Jacquelyn Glazer, CFO	6/30/2006	62,500	$0.30	6/30/2011
Jacquelyn Glazer, CFO	12/31/2006	62,500	$0.30	12/31/2001

Compensation Discussion and Analysis

Overview of Compensation Program and Philosophy

The company has three executive officers, two of whom are the company’s directors.  The board of directors fulfills the functions of a separate compensation committee as a result of its size and overlap of persons, and decisions by the board of directors are made in conjunction with human resources director.  The board of directors generally initiates and approves the compensation decisions at the executive level, and at the employee level the human resources director initiates the compensation decisions with the approval of management but where necessary with the board of directors involvement.  Annual bonuses for executives are determined by the board of directors.

The goal of the compensation program is to adequately reward the efforts and achievements of executive officers for the management of the company.  The company has no pension plan and no deferred compensation arrangements.  The company has not used a compensation consultant in any capacity.

Each of the three executive officers of the company has an employment agreement that outlines salary and benefit arrangements. The three agreements have similar terms which include but are not limited to; base salaries of cash and company stock, option grants, four weeks annual vacation and 50% paid medical benefits. Each of the officers is subject to confidentiality provisions. The agreements allow for the employee to terminate on 30 days notice to the company and for the company to provide three months severance on termination of the employee. The agreements are reviewed on an annual basis.

Employee Benefit Plans

On October 3, 2002, a stockholder owning more than a majority of the Company’s common stock executed and delivered a written consent approving the 2002 Equity Performance Plan authorizing up to 3,000,000 shares of common stock for structuring compensation arrangements and to provide an equity incentive for employees and others who are awarded shares under the 2002 Plan. None of the awards as provided under the 2002 Plan are allocated to any particular person or class of persons among those eligible to receive awards.  There are 131,287 shares currently available for issuance under granted awards and awards that may be granted under the 2002 Plan.

On December 28, 2005 the company received consents from shareholders of 17,877,382 shares, representing a majority of the shares entitled to vote, approving the 2006 Equity Performance Plan which provides for the issuance under awards of 10,000,000 shares of common stock.  The company filed with the SEC and distributed on January 10, 2006 an Information Statement to the shareholders who had not given their consent in accordance with state and federal law.  There are 5,245,879 shares currently available for issuance under the 2006 Equity Performance Plan under granted awards and awards that may be granted.

Both plans are administered by the board of directors. The awards that may be granted include incentive and non-incentive options, stock appreciation rights, restricted stock, deferred stock and other stock based grants. The board of directors, at the time of an award determines the type of award, exercise price, vesting schedule and expiration date. The minimum exercise price under the plans is $0.02. Incentive options may be granted only to employees, otherwise, awards may be granted to officers, directors, employees, and consultants. The plan provides for acceleration of vesting of outstanding awards in the event of a non-approved acquisition of more than 50% of the combined voting power of the Company.

Equity Compensation Plan Information

The following table provides information about our common stock that may be issued upon the exercise of options under all of our existing equity compensation plans as of December 31, 2006.

Plan Category	Plan Name	Number of securities to be issued upon exercise of outstanding warrants, options and rights.	Weighted average exercise price of outstanding warrants, options and rights.	Number of securities remaining available for future issuance under equity compensation plans.
Equity Compensation Plans approved by security holders	2002 Equity Performance Plan	50,000	$0.30	81,287
	2006 Equity Performance Plan	750,000	$0.30	7,372,051
Equity Compensation Plans not approved by security holders	N/A	N/A	N/A	N/A
Totals:		800,000	$0.30	7,453,338

Certain Relationships and Related Transactions

As of December 31, 2006, the Company received various loans totaling $1,463,346 including accrued interest from ZDG Investments Limited, which owns 5,000 shares and is related to ZDG Holdings Inc. in order to fund the business operations.  There are two notes. The first is a secured note in the amount of $195,000 plus accrued interest due on August 27, 2007. The second note is for $1,200,000 and is unsecured, bearing 10% simple interest and due June 30, 2008. ZDG Investments has agreed to receive no repayment on the current notes, unless from cash flow generated by the Company, until the Series D convertible debentures are retired.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires the company's directors and executive officers, and persons who own more than 10% of the outstanding shares of the company's common stock, to file initial reports of beneficial ownership and reports of changes in beneficial ownership of shares of common stock with the Securities and Exchange Commission. Such persons are required by SEC regulations to furnish the company with copies of all Section 16(a) forms they file.

Except as noted below, based solely upon a review of Forms 3 and 4 and amendments thereto furnished to the Company during the year ended December 31, 2006, and upon a review of Forms 5 and amendments thereto furnished to the Company with respect to the year ended December 31, 2006, or upon written representations received by the Company from certain reporting persons that no Forms 5 were required for those persons.  Mitchell Geisler, our Chief Operating Officer, inadvertently filed two Forms 4 late, which reported grants of shares under the equity performance plans of the Company.

PROPOSAL 2

AMENDMENT TO OUR ARTICLES OF INCORPORATION

The company is currently authorized by its articles of incorporation to issue 200,000,000 shares of common stock and 5,000,000 shares of preferred stock.  As of the record date, 59,647,970 shares of common stock were outstanding and no shares of preferred stock were issued, outstanding or designated.  In addition, the company has reserved approximately 5,327,166 shares of common stock for issuance under the 2002 Performance Equity Plan and 2006 Performance Equity Plan, approximately 19,324,786 shares of common stock for issuance under various convertible debentures issued in 2006 and 2007, subject to increase in the event of conversions below the currently anticipated conversion rates of $0.18 and $0.26,  and approximately 11,600,000 shares of common stock for issuance on exercise of various warrants issued in connection with the convertible debentures.

Based on the number of shares of common stock outstanding as of the record date, the need to reserve shares of common stock as set forth above and the current articles of incorporation limit of 200,000,000 shares of common stock, the board of directors does not believe there is an adequate number of authorized shares of common stock under the articles of incorporation for management to be able to plan for the long-term future growth and development of the company and properly capitalize its operations.  Accordingly, the board of directors proposes to amend the articles of incorporation to increase the authorized number of shares of common stock by an additional 300,000,000 shares of common stock to 500,000,000 shares of common stock.

The board of directors believes approval of the amendment to the articles of incorporation to increase the capital is in the best interest of the company and its stockholders. The authorization of additional shares of common stock will enable the company to meet its obligations under the various employee benefit plans, employment arrangements, convertible debt and outstanding options and warrants and issue options, awards and warrants in the future.  In addition, the proposed amendment will give the board of directors flexibility to authorize the issuance of shares of common stock in the future for financing the company's business, for acquiring other businesses, for forming strategic partnerships and alliances and for stock dividends and stock splits.

Approval of the proposal will permit the board of directors to issue additional shares of common stock, together with the currently authorized preferred stock, without further approval of the stockholders of the company; and the board of directors does not intend to seek stockholder approval prior to any issuance of the authorized capital stock unless stockholder approval is required by applicable law or stock market or exchange requirements.  Although the company from time to time reviews various transactions that could result in the issuance of common stock or preferred stock, the company is not a party to any agreement to issue additional shares of its capital stock, except as may be required in connection with the exercise of existing outstanding options and warrants or upon conversion of outstanding debentures, or in connection with options and other stock based awards which may be issued under the 2002 Performance Equity Plan and 2006 Performance Equity Plan or under any other plan or arrangement the board of directors may hereafter approve.  Additionally, although the current and additional authorized capital may be used in connection with acquisitions, the company does not have any plans at present to use any capital stock for any corporate acquisitions.  We, therefore, do not have any plans, proposals or arrangements for the issuance or use of the additional authorized shares.

Other than the availability of authorized common stock and authorized and undesignated preferred stock and limited provisions in the company's by-laws, the company does not have in place provisions which may have an anti-takeover effect.  At this annual meeting, the shareholders are being asked to consider and approve a proposal to increase the number of authorized shares of common stock.  This proposal has not resulted from the company's knowledge of any specific effort to accumulate the company's securities or to obtain control of the company by means of a merger, tender offer, proxy solicitation in opposition to management or otherwise.  The company is not submitting any of these proposals to enable it to frustrate any efforts by another party to acquire a controlling interest or to seek board representation.

The issuance of additional shares of common stock and preferred stock may have a dilutive effect on earnings per share and on the equity and voting power of existing security holders of the company’s capital stock.  It may also adversely affect the market price of the common stock.  However, if additional shares are issued in transactions whereby favorable business opportunities are provided and allow the company to pursue its business plans, the market price may increase.

The holders of common stock of the company are entitled to one vote for each share held of record on all matters to be voted on by the stockholders of the company.  There is no cumulative voting with respect to the election of directors, with the result that the holders of more than 50% of the shares of common stock of the company voted in an election of directors can elect the directors of the company.  The holders of common stock are entitled to receive dividends when, as, and if declared by the board of directors out of funds legally available therefore.  The company never has paid cash dividends on its shares of common stock, and does not currently intend to pay any cash dividends.  In the event of liquidation, dissolution or winding up of the company, the holders of the shares of common stock are entitled to share ratably in all assets remaining available for distribution to them after payment of liabilities and after provision has been made for each class of stock, if any, having preference over the common stock.  Holders of shares of common stock have no conversion, preemptive or other subscription rights, and there are no redemption provisions applicable to the common stock.

The affirmative vote of a majority of the outstanding common shares is required to approve the amendment to the articles of incorporation.

If the proposal to amend the articles of incorporation is approved, the fourth article of the articles of incorporation will be amended promptly after the meeting to increase the number of shares of common stock the company is authorized to issue to 500,000,000.  The officers of the corporation, in their discretion may decide not if it is determined to be in the best interests of the company.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO AMEND THE ARTICLES OF INCORPORATION TO INCREASE THE NUMBER OF AUTHORIZED SHARES TO 500,000,000.

PROPOSAL 3

2007 EQUITY PERFORMANCE PLAN

Background

The Pacific Gold board of directors approved by unanimous written consent the “2007 Equity Performance Plan” on April 16, 2007, subject to stockholder approval.  The plan reserves 20,000,000 shares of common stock for issuance in accordance with the plan’s terms. The purpose of the stock option plan is to enable Pacific Gold to offer its employees, officers, directors and consultants whose past, present and/or potential contributions to Pacific Gold have been, are or will be important to the success of Pacific Gold, an opportunity to acquire a proprietary interest in Pacific Gold. The various types of awards that may be provided under the stock option plan will enable Pacific Gold to respond to changes in compensation practices, tax laws, accounting regulations and the size and diversity of its business.

No allocations of shares under the 2007 Plan have been made in respect of the executive officers or any other group.  There are approximately three executive officers and fifteen other employees currently eligible to participate in plan awards at this time.  All awards will be subject to the recommendations of management and the approval by the board of directors or the stock option committee or other administering committee.

A summary of the principal features of the stock option plan is provided below.

Administration

The plan is administered either by the board of directors or by a committee of the board of directors.  Under the plan, the board of directors or committee has full authority, subject to the provisions of the plan, to award any of the following, either alone or in tandem with each other:

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stock options;

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stock appreciation rights;

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restricted stock;

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deferred stock;

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stock reload options; and

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other stock-based awards.

The board of directors or committee determines, among other things, the persons to whom from time to time awards may be granted, the specific type of award to be granted, the number of shares subject to each award, share prices, any restrictions or limitations on the awards, and any vesting, exchange, deferral, surrender, cancellation, acceleration, termination, exercise or forfeiture provisions related to the awards.  The interpretation and construction by the board of directors or committee of any provisions of, or of any questions arising under, the plan or any rule or regulation established by the board of directors or committee pursuant to the plan is final and binding on all persons interested in the plan.

Stock subject to the plan

The plan authorizes a total of 20,000,000 shares of common stock to be granted as awards under the plan.  In order to prevent the dilution or enlargement of the rights of holders under the plan, the board of directors or committee may determine whether or not to adjust the terms of the awards or the number of shares reserved for issuance under the plan in the event of any stock split, reverse stock split, stock dividend payable on our shares of common stock, combination or exchange of shares, or other extraordinary event occurring after the grant of an award.  Shares of our common stock that are awarded under the plan may be either treasury shares or authorized but unissued shares.  If any award granted under the plan is forfeited or terminated, the shares of common stock reserved for issuance pursuant to the award will be made available for future award grants under the plan.  As required by United States tax law, options may not be granted in excess of 20,000,000 shares of common stock to any one person in any one calendar year.

Eligibility

Subject to the provisions of the plan, awards may be granted to key employees, officers, directors and consultants to us or our subsidiaries.  Notwithstanding the foregoing, an award may be granted to an individual in connection with his or her hiring or retention, or at any time on or after the date he or she reaches an agreement with us, either oral or in writing, with respect to his or her hiring, even though it may be prior to the date he or she first performs services for us or our subsidiaries.  However, no portion of any award of this nature can vest prior to the date that the individual first performs the services he or she was hired or retained to perform.

Types of awards

Options.  Under the plan, our board of directors or committee may award to participants either “incentive stock options” or unqualified stock options.

Incentive stock options may only be awarded to employees of us or our subsidiaries.  To the extent that any stock option intended to qualify as an incentive stock option does not so qualify it will constitute a non-incentive stock option.  An incentive stock option may be granted only within the ten-year period commencing from the effective date of the plan and may only be exercised within ten years from the date of grant, or five years from the date of grant in the case of a participant who at the time the stock option is granted owns more than 10% of the total combined voting power of all of our classes of voting securities.  The exercise price of an incentive stock option granted to a 10% stockholder may not be less than 110% of the fair market value of the shares on the last trading day prior to the date the stock option is granted.  The number of shares covered by incentive stock options which may be exercised by participants in any year cannot have an aggregate fair market value in excess of $100,000, measured at the date of grant.

A participant has no rights as a stockholder with respect to the shares of our common stock underlying a stock option granted under the plan until shares are actually issued upon exercise of the stock option.

The board of directors or committee may establish provisions for the termination of a stock option grant upon the cessation of employment, including retirement, disability and death and provisions for continued exercise of vested options.

Stock appreciation rights.  Under the plan, the board of directors or committee may grant stock appreciation rights to participants who have received stock options. A stock appreciation right entitles the holder to surrender to us all or a portion of a stock option in exchange for a number of shares of our common stock determined by multiplying the excess of the fair market value per share of our common stock on the exercise date over the exercise price per share by the number of shares subject to the stock option and then dividing it by the fair market value of the common stock on the date the stock appreciation right is exercised.  A stock appreciation right will terminate upon termination or exercise of the related stock option.

Restricted stock.  The board of directors or committee may award shares of our common stock which are subject to restrictions as the board of directors or committee may determine in addition to, or in lieu of, other awards granted to participants under the plan.  A participant will have the right to vote the restricted stock granted to him and to receive dividend payments distributed on the shares in the form of cash or cash equivalents.  However, during the time that restricted stock is subject to forfeiture and until the restricted stock is fully vested, we will retain custody of the stock certificate representing the restricted shares and will retain custody of all distributions, other than payment of dividends in cash or in cash equivalents, made or declared with respect to the restricted stock.

Deferred stock.  The board of directors or committee may award shares of our common stock to be received at the end of a specified deferral period and upon satisfaction of any other applicable restrictions, terms and conditions provided for in the grant of the award.  A participant will not have any rights as a stockholder by virtue of the award of deferred stock until the expiration of the applicable deferral period and the issuance by of a stock certificate evidencing the award of the deferred stock.

Stock reload options. The board of directors or committee may grant to a participant, concurrently with the grant of an incentive stock option, and at or after the time of grant in the case of a non-incentive stock option, an option covering a number of shares up to the amount of shares of common stock held by the participant for at least six months and used to pay all or part of the exercise price of an option, and any shares withheld by us as payment for withholding taxes.

Other stock-based awards.  The board of directors or committee may award other stock-based awards, subject to limitations under applicable law, in addition to, or in lieu of, other awards granted to participants under the plan.  These other stock-based awards may be payable in, valued in, or otherwise based on, or related to, our shares of common stock.  These other stock-based awards may be in the form of the right to purchase shares of our common stock which are not subject to any restrictions or conditions, convertible or exchangeable debentures or other rights convertible into shares of our common stock, as well as awards valued by reference to the value of securities of, or the performance of, one of our subsidiaries.

Accelerated Vesting and Exercisability

Unless otherwise provided in the grant of an award, if any “person,” as is defined in Sections 13(d) and 14(d) of the Securities and Exchange Act of 1934, as amended (“Exchange Act”), is or becomes the “beneficial owner,” as referred in Rule 13d-3 under the Exchange Act, directly or indirectly, of our securities representing 50% or more of the combined voting power of our then outstanding voting securities in one or more transactions, and our board of directors does not authorize or approve the acquisition, then the vesting periods with respect to options and awards granted and outstanding under the plan will be accelerated and will immediately vest, and each participant of an option and award will have the immediate right to purchase and receive all shares of our common stock subject to the option and award in accordance with the terms set forth in the plan and in the corresponding award agreements.

Unless otherwise provided in the grant of an award, the board of directors or committee may, in the event of an acquisition of substantially all of our assets or at least 50% of the combined voting power of our then outstanding securities in one or more transactions, including by way of merger or reorganization, which has been approved by our board of directors, accelerate the vesting of any and all stock options and other awards granted and outstanding under the plan.

Repurchases

Unless otherwise provided in the grant of an award, the board of directors or committee may, in the event of an acquisition of substantially all of our assets or at least 50% of the combined voting power of our then outstanding securities in one or more transactions, including by way of merger or reorganization, which has been approved by our board of directors, require a holder of any award granted under the plan to relinquish the award to us upon payment by us to the holder of cash in an amount equal to the fair market value of the award or $0.01 per share for awards that are out-of-the money.

Forfeitures

Unless otherwise provided in the grant of an award, if a participant’s employment with us or a subsidiary of ours is terminated for any reason and within 12 months of the termination, the person either:

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accepts employment with any competitor of, or otherwise engages in competition with, our business;

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solicits any of our or our subsidiaries’ customers or employees to do business with or render services to the person or any business with which the person becomes affiliated or to which the person renders services; or

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discloses to anyone outside our company or uses any of our or our subsidiaries’ confidential information or material in violation of our policies or any agreement between the person and us or any of our subsidiaries, the board of directors or committee may require the participant to return to us the economic value of any award which was obtained by the participant during the period beginning six months prior to the date the participant’s employment with us was terminated.  Unless otherwise provided in the grant of an award, if a participant is terminated for cause, the board of directors or committee may require that the participant return to us the economic value of any award which was obtained by the participant during the six month period.

Withholding taxes

We may withhold, or require participants to remit to us, an amount sufficient to satisfy any federal, state or local withholding tax requirements associated with awards under the plan.

Awards of stock appreciation rights, deferred shares, performance shares and performance units under the plan may, in some cases, result in the deferral of compensation that is subject to the requirements of Code Section 409A.  To date, the U.S. Treasury Department and Internal Revenue Service have issued only preliminary guidance regarding the impact of Code Section 409A on the taxation of these types of awards.  Generally, to the extent that deferrals of these awards fail to meet certain requirements under Code Section 409A, such awards will be subject to immediate taxation and tax penalties in the year they vest unless the requirements of Code Section 409A are satisfied. It is the intent of the Company that awards under the 2007 Plan will be structured and administered in a manner that complies with the requirements of Code Section 409A.

Agreements; Transferability

Awards granted under the plan will be evidenced by agreements consistent with the plan in a form as prescribed by the board of directors or committee.  Neither the plan nor agreements confer any right to continued employment upon any holder.  Further, except as provided in the plan or an agreement or provided by law, awards cannot be transferred.

Term and amendments

The plan will terminate when there are no awards outstanding and when no further awards may be granted, provided that incentive options may only be granted until April 16, 2017.  The board of directors has the right to amend, suspend or discontinue any provision of the plan, provided that the action may not adversely affect awards previously granted between a participant and us without the participant’s consent.

Federal income tax consequences

The following discussion of the federal income tax consequences of participation in the plan is only a summary of the general rules applicable to the grant and exercise of stock options and other awards and does not give specific details or cover, among other things, state, local and foreign tax treatment of participation in the plan.  The information contained in this section is based on present law and regulations, which are subject to being changed prospectively or retroactively.

Incentive stock options

Participants will recognize no taxable income upon the grant or exercise of an incentive stock option.  The participant will realize no taxable income when the incentive stock option is exercised if the participant has been an employee of our company or our subsidiaries at all times from the date of the grant until three months before the date of exercise, one year if the participant is disabled.  The excess, if any, of the fair market value of the shares on the date of exercise of an incentive stock option over the exercise price will be treated as an item of adjustment for a participant’s taxable year in which the exercise occurs and may result in an alternative minimum tax liability for the participant.  We will not qualify for any deduction in connection with the grant or exercise of incentive stock options.  Upon a disposition of the shares after the later of two years from the date of grant or one year after the transfer of the shares to a participant, the participant will recognize the difference, if any, between the amount realized and the exercise price as long-term capital gain or long-term capital loss, as the case may be, if the shares are capital assets.

If common stock acquired upon the exercise of an incentive stock option is disposed of prior to the expiration of the holding periods described above:

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the participant will recognize ordinary compensation income in the taxable year of disposition in an amount equal to the excess, if any, of the lesser of the fair market value of the shares on the date of exercise or the amount realized on the disposition of the shares, over the exercise price paid for the shares; and

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we will qualify for a deduction equal to any amount recognized, subject to the limitation that the compensation be reasonable.

Non-Incentive stock options

With respect to non-incentive stock options:

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upon grant of the stock option, the participant will recognize no income provided that the exercise price was not less than the fair market value of our common stock on the date of grant;

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upon exercise of the stock option, if the shares of common stock are not subject to a substantial risk of forfeiture, the participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the shares on the date of exercise over the exercise price, and we will qualify for a deduction in the same amount, subject to the requirement that the compensation be reasonable; and

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we will be required to comply with applicable federal income tax withholding requirements with respect to the amount of ordinary compensation income recognized by the participant.

On a disposition of the shares, the participant will recognize gain or loss equal to the difference between the amount realized and the sum of the exercise price and the ordinary compensation income recognized. The gain or loss will be treated as capital gain or loss if the shares are capital assets and as short-term or long-term capital gain or loss, depending upon the length of time that the participant held the shares.

Stock appreciation rights

Upon the grant of a stock appreciation right, the participant recognizes no taxable income and we receive no deduction.  The participant recognizes ordinary income and we receive a deduction at the time of exercise equal to the cash and fair market value of common stock payable upon the exercise.

Restricted stock

A participant who receives restricted stock will recognize no income on the grant of the restricted stock and we will not qualify for any deduction.  At the time the restricted stock is no longer subject to a substantial risk of forfeiture, a participant will recognize ordinary compensation income in an amount equal to the excess, if any, of the fair market value of the restricted stock at the time the restriction lapses over the consideration paid for the restricted stock.  A participant’s shares are treated as being subject to a substantial risk of forfeiture so long as his or her sale of the shares at a profit could subject him or her to a suit under Section 16(b) of the Exchange Act.  The holding period to determine whether the participant has long-term or short-term capital gain or loss begins when the restriction period expires, and the tax basis for the shares will generally be the fair market value of the shares on this date.

A participant may elect under Section 83(b) of the Code, within 30 days of the transfer of the restricted stock, to recognize ordinary compensation income on the date of transfer in an amount equal to the excess, if any, of the fair market value on the date of transfer of the shares of restricted stock, as determined without regard to the restrictions, over the consideration paid for the restricted stock.  If a participant makes an election and thereafter forfeits the shares, no ordinary loss deduction will be allowed.  The forfeiture will be treated as a sale or exchange upon which there is realized loss equal to the excess, if any, of the consideration paid for the shares over the amount realized on such forfeiture.  The loss will be a capital loss if the shares are capital assets.  If a participant makes an election under Section 83(b), the holding period will commence on the day after the date of transfer and the tax basis will equal the fair market value of shares, as determined without regard to the restrictions, on the date of transfer.

On a disposition of the shares, a participant will recognize gain or loss equal to the difference between the amount realized and the tax basis for the shares.

We generally will qualify for a deduction, subject to the reasonableness of compensation limitation, equal to the amount that is taxable as ordinary income to the participant, in its taxable year in which the income is included in the participant’s gross income.

Deferred stock

A participant who receives an award of deferred stock will recognize no income on the grant of the award.  However, he or she will recognize ordinary compensation income on the transfer of the deferred stock, or the later lapse of a substantial risk of forfeiture to which the deferred stock is subject, if the participant does not make a Section 83(b) election, in accordance with the same rules as discussed above under the caption “Restricted stock.”

Other stock-based awards

The federal income tax treatment of other stock-based awards will depend on the nature and restrictions applicable to the award.

A majority of those shares present and entitled to vote at the meeting are required to approve the 2007 Equity Performance Plan.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS A VOTE “FOR” THE PROPOSAL TO APPROVE THE 2007 EQUITY PERFORMANCE PLAN.

INDEPENDENT AUDITOR

A representative of Mantyla, McReynolds LLC, our auditors for the year ended December 31, 2006, is expected to be present at the meeting.  The representative will have the opportunity to make a statement and will be available to respond to appropriate questions from shareholders.  The board of directors has selected the independent accounting firm of Mantyla, McReynolds LLC as our auditors for the year ending December 31, 2007.

SOLICITATION OF PROXIES

The solicitation of proxies in the enclosed form is made on behalf of our board of directors and we are bearing the cost of this solicitation.  In addition to the use of the mails, proxies may be solicited personally or by telephone using the services of directors, officers and regular employees at nominal cost.  Banks, brokerage firms and other custodians, nominees and fiduciaries will be reimbursed by us for expenses incurred in sending proxy material to beneficial owners of our common stock.

2008 ANNUAL MEETING SHAREHOLDER PROPOSALS AND NOMINATIONS

In order for any shareholder proposal or nominations to be presented at the annual meeting of shareholders to be held in 2008 or to be eligible for inclusion in our proxy statement for such meeting, we must receive it at our principal executive offices by December 31, 2007.  Each proposal should include the exact language of the proposal, a brief description of the matter and the reasons for the proposal, the name and address of the shareholder making the proposal and the disclosure of that shareholder’s number of shares of common stock owned, length of ownership of the shares, representation that the shareholder will continue to own the shares through the shareholder meeting, intention to appear in person or by proxy at the shareholder meeting and material interest, if any, in the matter being proposed.

Shareholders who wish to recommend to the board of directors a candidate for election to the board of directors should send their letters to Pacific Gold Corp., 157 Adelaide Street West, Suite 600, Toronto, Ontario, Canada M5H 4E7, Attention:  Board of Directors.  Shareholders must follow certain procedures to recommend to the board of directors candidates for election as directors.  In general, in order to provide sufficient time to enable the board of directors to evaluate candidates recommended by shareholders in connection with selecting candidates for nomination in connection with our annual meeting of shareholders, the corporate secretary must receive the shareholder’s recommendation no later than thirty days after the end of our fiscal year.

DISCRETIONARY VOTING OF PROXIES

Pursuant to Rule 14a-4 promulgated by the Securities and Exchange Commission, shareholders are advised that our management will be permitted to exercise discretionary voting authority under proxies it solicits and obtains for the 2008 annual meeting of shareholders with respect to any proposal presented by a shareholder at such meeting, without any discussion of the proposal in our proxy statement for such meeting, unless we receive notice of such proposal at our principal office, not later than March 18, 2008.

INCORPORATION BY REFERENCE

This proxy statement incorporates by reference certain information included in our Annual Report on Form 10-KSB for the fiscal year ended December 31, 2006, including our audited financial statements and supplementary data, management’s discussion and analysis of financial condition and results of operations and our quantitative and qualitative disclosures about market risk.

OTHER MATTERS

The board of directors knows of no matter that will be presented for consideration at the meeting other than the matters referred to in this proxy statement.  Should any other matter properly come before the meeting, it is the intention of the persons named in the accompanying proxy to vote the proxy in accordance with their best judgment.

By Order of the Board of Directors

Robert Landau, Chairman of the Board

Toronto, Ontario

May 2, 2007

PACIFIC GOLD CORP. - PROXY Solicited By The Board Of Directors for Annual Meeting To Be Held on June 20, 2007
P R O X Y

The undersigned shareholder(s) of PACIFIC GOLD CORP., a Nevada corporation (“Company”), hereby severally appoints Mitchell Geisler and Robert Landau, with full power of substitution without the other, as the agent, attorney and proxy of the undersigned, to vote the shares standing in the name of the undersigned at the Annual Meeting  to be held on June 20, 2007 and at all adjournments thereof.  This proxy will be voted in accordance with the instructions given below.  If no instructions are given, this proxy will be voted FOR all of the following proposals:

1.

Election of the following directors:

FOR the nominees listed below, except

WITHHOLD AUTHORITY to vote

as marked to the contrary below

□

                for the nominees listed below

□

Robert Landau            Mitchell Geisler

INSTRUCTIONS:   To withhold authority to vote for any individual nominee, write that nominee’s name in the space below.

____________________________________________

2.

To approve an amendment to the Articles of Incorporation to increase the number of shares of authorized common stock to 500,000,000.

□

FOR

□

AGAINST

□

ABSTAIN

3.

To approve the 2007 Equity Performance Plan.

□

FOR

□

AGAINST

□

ABSTAIN

4.

In their discretion, the proxies are authorized to vote upon such other business as may come before the meeting or any adjournment thereof.

□

FOR

□

AGAINST

□

ABSTAIN

☐

I plan on attending the Annual Meeting.

Date: ___________________, 2007

_________________________________

Signature

_________________________________

Signature if held jointly

Please sign exactly as name appears above.  When shares are held by joint tenants, both should sign.  When signing as attorney, executor, administrator, trustee or guardian, please give full title as such.  If a corporation, please sign in full corporate name by President or other authorized officer.  If a partnership, please sign in partnership name by authorized person.